Exhibit 10.62

FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED LEASE

Amendment Date:	December	20	, 2018

Landlord:	DriveTime Car Sales Company, LLC,
An Arizona limited liability company

Tenant:	Carvana, LLC and Carvana Shipping & Delivery, LLC
each, an Arizona limited liability company

Premises:	As defined in Section 1.1 to the Lease and as depicted in
the applicable Exhibit(s) attached thereto

RECITALS:

The Parties acknowledge that the following recitals are true and correct and are a material part of this Fourth Amendment (this “Amendment”) to Lease:

A.   Landlord leases the Premises to Tenant pursuant to that certain Fourth Amended and Restated Lease Agreement dated February 24, 2017, as amended and modified from time to time (the “Lease”).

B. Landlord and Tenant desire to modify the Lease as set forth herein, which shall constitute the Fourth Amendment to the Lease (“Fourth Amendment” or “Amendment”)

AGREEMENT:

NOW, THEREFORE, in consideration of the acknowledgments, representations, warranties, and covenants of the Parties stated herein, Landlord and Tenant hereby mutually agree to amend the Lease as follows:

1.  Incorporation of Recitals; Capitalized Terms. The recitals set forth above are deemed to be true and accurate in all respects and are hereby incorporated into this Amendment by this reference. Capitalized terms used in this Third Amendment shall have the same meanings as ascribed to them in the Lease, unless otherwise defined in this Amendment.

2. Amendment to Exhibit A. Exhibit A to the lease is hereby modified to reflect the modifications shown on Exhibit A attached to this Amendment, including by adding any locations described on Exhibit A to the definition of “Premises” to the extent not previously included by this Lease or any other lease agreement between Landlord and Tenant.

3. Maximum Renewal Hubs. Effective as of Amendment date, Tenant and Landlord, agree that Tenant has [ten 10] remaining options to designate Hubs as Renewal Hubs, unless otherwise specified on attached Exhibit A. Tenant must designate in writing to Landlord all Renewal Hubs on or before December 31, 2020.

4. Miscellaneous. Except as modified by this Amendment, the Lease remains in full force and effect and is hereby ratified and affirmed by Landlord and Tenant. This Amendment evidences the entire agreement among the parties regarding the subject matter hereof. In the event of any conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall govern and control.

5. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all counterparts together shall constitute a single agreement.

[Signature Page Follows]

IN  WITNESS  WHEREOF, the Parties acknowledge their receipt, review, understanding, and acceptance of this Amendment, effective as of the Amendment Date.

Landlord:	DriveTime Car Sales Company, LLC
an Arizona limited liability company

	By:	/s/ Clay Scheitzach
	Name:	Clay Scheitzach
	Title:	Manager

Tenant:	Carvana, LLC
an Arizona limited liability company

	By:	/s/ Paul Breaux

Name: Paul Breaux
Title: Vice President/Secretary

Tenant:	Carvana Shipping & Delivery, LLC
an Arizona limited liability company

	By:	/s/ Paul Breaux

Name: Paul Breaux
Title: Vice President/Secretary

Exhibit A to Amendment

CV Property Name	Operation Type	DT Location Name	Property Address	Lease Expiration Date
Miami	Delivery Hub	Hialeah	[***]	3/31/2021
Richmond*	Delivery Hub	Petersburg	[***]	3/31/2021
Washington DC	Delivery Hub	Temple Hills	[***]	3/31/2021
Columbus	Logistics/Delivery Hub	West 40	[***]	3/31/2021
Cincinnati	Delivery Hub	Beechmont	[***]	3/31/2021
Indianapolis	Delivery Hub	Indy IC	[***]	4/30/2021
Memphis	Delivery Hub	Winchester	[***]	3/31/2021
Lebanon	Logistics/Delivery Hub	Lebanon	[***]	3/31/2021
*Indicates a location that is not eligible to be designated as a Renewal Hub absent Landlord consent in Landlord's sole discretion

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.